Exhibit 10.4
Execution Version
CUSTODY AGREEMENT
     This CUSTODY AGREEMENT (the “Agreement”) dated as of March 1, 2007, by and among WELLS FARGO BANK, N. A., having an address at 24 Executive Park, Irvine, Suite 100, CA 92614, Attention: Mortgage Document Custody, as Custodian (the “Custodian”), HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee (the “Trustee”), SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, having an address at One Belvedere Place, Suite 330, Mill Valley, CA 94941, Attention: John Isbrandtsen, as Depositor (the “Depositor”) and RWT HOLDINGS, INC., a Delaware corporation, having an address at One Belvedere Place, Suite 310, Mill Valley, CA 94941, Attention: John Isbrandtsen, as Seller (the “Seller”).
W I T N E S S E T H:
     WHEREAS, Mortgage Pass-Through Certificates (the “Certificates”) are to be issued (the “Transaction”) pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Pooling and Servicing Agreement”) by and among the Trustee and Sequoia Residential Funding, Inc., as depositor, which Certificates will evidence interests in, among other things, certain residential mortgage loans (the “Residential Mortgage Loans”) and cooperative mortgage loans (the “Cooperative Loans” and together, the Residential Mortgage Loans and the Cooperative Loans, the “Mortgage Loans”); and
     WHEREAS, the Depositor has agreed to deliver or cause to be delivered certain documents with respect to the Mortgage Loans subject to the Transaction to the Custodian, on behalf of the Trustee, and the Custodian has agreed to take and maintain possession of such documents in accordance with the terms and conditions hereof.
     NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto agree as follows:
     1. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Pooling and Servicing Agreement. The term “business day” as used herein shall have the same meaning as in the Pooling and Servicing Agreement except that any day on which banking institutions in the State of California or the State of Utah are authorized or obligated by law or executive order to be closed shall be added as an exclusion to the definition of “business day.”
     2. No later than three (3) business days before the Closing Date, or as otherwise mutually agreed by the Depositor and the Custodian, (x) the Depositor shall deliver, or cause to be delivered, to the Custodian and the Trustee, notice of the Closing Date and a schedule of Mortgage Loans subject to such Transaction (the “Mortgage Loan Schedule”), which Mortgage Loan Schedule shall identify each loan that is a Cooperative Loan and shall be delivered either in the form of a computer-readable tape or by means of electronic modem transmission, and (y) the Depositor shall deliver, or shall cause to be delivered, and shall release to the Custodian the following documents, as applicable, pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule, which documents the Custodian shall hold for the sole benefit of the Trustee, its successors or assigns:

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A. With respect to Mortgage Loans (other than Cooperative Loans):
     (i) the original note or other evidence of indebtedness (the “Mortgage Note”) of the obligor thereon (each such obligor, a “Mortgagor”) bearing all intervening endorsements, endorsed “Pay to the order of ___without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: “[the Last Endorsee], formerly known as [previous name]”); provided that any such endorsement may be stamped or generated electronically, if acceptable under all applicable laws and regulations and the endorsing entity had adopted appropriate authorizing resolutions prior to such stamped or electronic endorsement;
     (ii) the original mortgage, deed of trust or other instrument (the “Mortgage”) creating a first lien on the underlying property securing the Mortgage Loan (the “Mortgaged Property”) and bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage, a true copy certified by the originator, or a duplicate or conformed copy of the Mortgage, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title insurance policy, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);
     (iii) an original assignment of the Mortgage (the “Assignment of Mortgage”), in blank, in form and substance acceptable for recording in the relevant jurisdiction and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: “[the Last Endorsee], successor by merger to [name of predecessor"]; in the event that the Mortgage Loan was acquired or originated while doing business and under another name, the signature must be in the following form: “[the Last Endorsee], formerly known as [previous name]”); and if the Mortgage Loan is a MERS Designated Mortgage Loan, no Assignment of Mortgage shall be required;
     (iv) the originals or certified copies of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, showing a complete chain of title to the Last Endorsee, including any warehousing assignment;
     (v) any assumption, modification, written assurance, substitution, consolidation, extension or guaranty agreement, if applicable;

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     (vi) the original policy of title insurance (or a true copy thereof) with respect to any Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and
     (vii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required, in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located).
B. With respect to Cooperative Loans (other than Cooperative Loans in California):
     (i) the original note or other evidence of indebtedness (the “Mortgage Note”) of the obligor thereon (each such obligor, a “Mortgagor”) bearing all intervening endorsements, endorsed “Pay to the order of ___without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: “[the Last Endorsee], formerly known as [previous name]”); provided that any such endorsement may be stamped or generated electronically, if acceptable under all applicable laws and regulations and the endorsing entity had adopted appropriate authorizing resolutions prior to such stamped or electronic endorsement;
     (ii) the original loan and security agreement;
     (iii) the original cooperative shares;
     (iv) a stock power executed in blank by the person in whose name the cooperative shares are issued;
     (v) the proprietary lease or occupancy agreement accompanied by an assignment in blank of such proprietary lease;
     (vi) the recognition agreement executed by the cooperative corporation, which requires the cooperative corporation to recognize the rights of the lender and

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its successors in interest and assigns, under the Cooperative Loan;
     (vii) UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the jurisdiction in which the cooperative project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder; and
     (viii) any guarantees, if applicable.
C. With respect to Cooperative Loans in the state of California:
     (i) the original note or other evidence of indebtedness (the “Mortgage Note”) of the obligor thereon (each such obligor, a “Mortgagor”) bearing all intervening endorsements, endorsed “Pay to the order of ___without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: “[the Last Endorsee], formerly known as [previous name]”); provided that any such endorsement may be stamped or generated electronically, if acceptable under all applicable laws and regulations and the endorsing entity had adopted appropriate authorizing resolutions prior to such stamped or electronic endorsement;
     (ii) the original security agreement;
     (iii) the original cooperative shares;
     (iv) a stock power executed in blank by the person in whose name the cooperative shares are issued;
     (v) the proprietary lease or occupancy agreement accompanied by an assignment in blank of such proprietary lease;
     (vi) the recognition agreement executed by the cooperative corporation, which requires the cooperative corporation to recognize the rights of the lender and its successors in interest and assigns, under the Cooperative Loan;
     (vii) the original executed leasehold deed of trust for the related mortgaged property with evidence of recording thereon or, if such leasehold deed of trust has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a

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copy of such leasehold deed of trust certified to be a true and complete copy of the original submitted for recording;
     (viii) an original assignment of leasehold deed of trust, in form and substance acceptable for recording, assigned to blank; and, if any, the original recorded intervening assignments of leasehold deed of trust showing a complete chain of assignments;
     (ix) the original policy of title insurance or with respect to any Mortgage Loan, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and
     (x) any guarantees, if applicable.
     In the event the Depositor cannot deliver or cause to be delivered any of the foregoing documents so required at the time of the Closing Date, other than items 2A(i), 2B(i) and 2C(i), the Depositor shall deliver or cause to be delivered such documents to the Custodian as promptly as possible upon receipt thereof, but in no event later than the 270th day after the Closing Date. From time to time, the Servicer shall forward to the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan approved by the Servicer and shall provide the Trustee with notice of delivery of such documents. All documents held by the Custodian as to each Mortgage Loan pursuant to this Paragraph 2 are referred to herein as the “Custodian’s Mortgage File”.
     3. The Trustee hereby appoints the Custodian as the custodian of the Trustee and any successor to or assignee of the Trustee, and the Custodian hereby accepts and agrees to act as custodian for the Trustee and any successor to or assignee of the Trustee in accordance with the terms and conditions of this Custody Agreement. With respect to each Custodian’s Mortgage File delivered to the Custodian, the Custodian is solely and exclusively the custodian for the Trustee or its successor or assignee for all purposes (including, but not limited to, the perfection of the security interest of the Trustee in such Mortgage Loans). The Custodian shall hold in its possession in California or Utah, all Custodian’s Mortgage Files received by it from the Depositor from time to time for the sole and exclusive use and benefit of the Trustee and the Trustee’s successors and assignees as provided herein, all present and future Certificateholders, except as otherwise expressly provided herein, shall make disposition thereof only in accordance with the written instructions of the Trustee or the Servicer as agent for the Trustee. The Custodian shall segregate and maintain continuous custody of all documents constituting the Custodian’s Mortgage Files received by it in secure and fire resistant facilities, all in accordance with customary standards for such custody.
     4. A. When the Custodian has received from the Depositor possession of each Custodian’s Mortgage File for the Transaction, the Custodian shall verify that:
     (a) all documents described in Paragraphs 2(A)(i)-(iii), (vi) and (vii), 2(B) and 2(C) required to be delivered to it pursuant to this Custody Agreement are in the Custodian’s possession;

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     (b) such documents have been reviewed by the Custodian and appear regular on their face and relate to the Mortgage Loans;
     (c) based only on the Custodian’s examination of the foregoing documents:
     (i) the information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan accurately reflects the information contained in the documents contained in each Custodian’s Mortgage File as to (A) the name of the respective Mortgagor, (B) the address of the respective Mortgaged Property, (C) the original principal amount of the related Mortgage Note, and (D) the original interest rate borne by the Mortgage Loan;
     (ii) the Mortgage Note and the Mortgage or the loan and security agreement, as applicable, each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor or, in the case of copies of the Mortgage permitted under Paragraph 2(a)(ii), that such copies bear a reproduction of such signature or signatures; and
     (iii) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note; and
     (d) each Mortgage Note has been endorsed as noted in Paragraph 2(A)(i), 2(B)(i) and 2(C)(i) herein and each Assignment of Mortgage has been completed as noted in Paragraph 2(A)(iii) herein.
     In making such verification, the Custodian may rely conclusively on the Mortgage Loan Schedule and the documents constituting the Custodian’s Mortgage File, and the Custodian shall have no obligation to independently verify the validity, enforceability, sufficiency or genuineness of any document in any Custodian’s Mortgage File or any Mortgage Loan hereunder, nor the collectibility, insurability, effectiveness or suitability of any Mortgage Loan hereunder. Upon completing such verification, the Custodian shall advise the Trustee of its receipt of all such Custodian’s Mortgage Files and shall forward to the Trustee on the Closing Date an initial trust receipt in the form annexed hereto as Exhibit One-A (the “Initial Trust Receipt”) with respect to the Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified on the Schedule of Exceptions attached to the Trust Receipt as Schedule B (the “Schedule of Exceptions”) as not covered by such Trust Receipt) listed on the Mortgage Loan Schedule. If the Custodian determines from such verification that any discrepancy or deficiency exists with respect to a Custodian’s Mortgage File, the Custodian shall note such discrepancy on the Schedule of Exceptions attached to the Trust Receipt, and, upon the request of the Depositor or the Trustee, the Custodian shall deliver a copy (which shall be electronic, if requested) of the Schedule of Exceptions

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to the Depositor within one (1) business day after Depositor’s request therefor. During the life of the Mortgage Loans (while subject to this Custody Agreement), in the event the Custodian discovers any defect with respect to the Custodian’s Mortgage File, the Custodian shall give written specification of such defect to the Depositor, and the Trustee. Except as specifically provided above, the Custodian shall be under no duty to review, inspect or examine such documents to determine that any of them are enforceable or appropriate for their prescribed purpose.
          B. Within 30 days after the Closing Date, the Depositor shall complete or cause to be completed the Assignments of Mortgage in the name of “HSBC Bank USA, National Association, as Trustee, for Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates” (or shall prepare or cause to be prepared new forms of Assignment of Mortgage so completed in the name of the Trustee) for each Mortgaged Property located in a state, if any, not covered by the opinion of counsel referred to in Section 2.01 of the Pooling and Servicing Agreement. The Custodian shall release such completed Assignments of Mortgage to the Depositor or its designee for recording and the Depositor shall cause such recorded Assignments of Mortgage (or, in lieu of the original recorded Assignment of Mortgage, a duplicate or conformed copy of the Assignment of Mortgage, together with a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgages Property is located) to be returned to the Custodian within 270 days after the Closing Date, and added to the Custodian’s Mortgage Files. Notwithstanding any other provision herein, the Custodian shall not have any responsibility for completing any endorsement on any Mortgage Note or completing or recording any Assignment of Mortgage, unless the Custodian’s services and expenses in connection with any such endorsement of Mortgage Note or completion or recordation of Assignment of Mortgage are fully reimbursed and the Custodian has otherwise agreed to complete such endorsement of Mortgage Note or complete and record such Assignment of Mortgage. On the 270th day after the Closing Date (or the first business day thereafter) the Custodian shall deliver a Final Trust Receipt in the form annexed hereby as Exhibit One-B (the “Final Trust Receipt”) to the Trustee, against receipt of the Initial Trust Receipt from the Trustee for cancellation. The term “Trust Receipt” shall refer to the Initial Trust Receipt until exchanged for the Final Trust Receipt and thereafter to the Final Trust Receipt.
     5. Each Trust Receipt, upon initial issuance or reissuance upon transfer, shall be dated the date of issuance thereof and shall evidence the receipt and possession of the Custodian’s Mortgage File by the Custodian on behalf of the Trustee and the Trustee’s right to possess the Custodian’s Mortgage File with respect to which that Trust Receipt is issued. Prior to due surrender of a Trust Receipt pursuant to Paragraph 6, the Custodian shall treat the Trustee as the individual person or entity entitled to possession of the Custodian’s Mortgage File evidenced by such Trust Receipt for all purposes whatsoever, subject to the terms of this Custody Agreement, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit One-A or One-B to this Custody Agreement and executed by manual signature of an authorized officer of the Custodian, and such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Custody Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures were affixed,

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authorized to sign on behalf of the Custodian shall bind the Custodian, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the delivery of those Trust Receipts. Each Trust Receipt shall have attached as Schedule A thereto a schedule, in the format of the Mortgage Loan Schedule, identifying the Mortgage Loans for which the Trust Receipt is issued. The Custodian shall keep a register in which the Custodian shall provide for the registration of transfers of Trust Receipts as herein provided and in which it shall record the name and address of the person to whom each Trust Receipt is issued. In the event that the Trust Receipt is lost, stolen, mutilated or destroyed, the Custodian shall issue a new Trust Receipt to the registered holder of such lost, stolen, mutilated or destroyed Trust Receipt upon receiving a reasonably satisfactory commitment from such holder to indemnify the Custodian and hold the Custodian harmless in respect of the issuance of such new Trust Receipt.
     6. Upon receipt of written directions from the Trustee at any time, and upon the prior tender by the Trustee of the applicable Trust Receipt, the Custodian shall deliver all or any portion of the Custodian’s Mortgage Files held by it to the Trustee, or to such other party as the Trustee may direct, and to the place indicated in any such written direction from the Trustee and shall deliver to the Trustee a new Trust Receipt with respect to the Custodian’s Mortgage Files retained by the Custodian. Upon receipt by the Custodian of written notification from the Trustee that the Trustee has sold all or a portion of the Mortgage Loans, which notification shall state the name and address of the purchaser and the date of sale and shall be accompanied by the original Trust Receipt or Trust Receipts for such Mortgage Loans delivered to the Trustee, the Custodian shall change its records to reflect that such purchaser is the owner of such Mortgage Loans and the related Custodian’s Mortgage Files and shall immediately, upon the direction of the Trustee, either deliver the applicable Custodian’s Mortgage Files to such purchaser or issue a Trust Receipt in the name of such purchaser. The Custodian shall then deliver to the Trustee a new Trust Receipt reflecting all Mortgage Loans evidenced by the surrendered Trust Receipts with respect to which the Custodian still holds the related Custodian’s Mortgage Files on behalf of the Trustee. The Custodian shall execute and deliver such instruments of transfer or assignment, prepared by the purchaser or the Trustee, in each case without recourse, as shall be necessary to vest in the purchaser, the Trustee’s interest in any Mortgage Loan released thereto. The Trustee shall deliver to the Depositor a copy of any written requests made pursuant to this Paragraph 6. Every Trust Receipt presented or surrendered for transfer shall be duly endorsed by the holder thereof, or be accompanied by a written instrument of transfer, duly executed by the holder thereof and such holder’s prospective transferee. No service charge against the presenter of a Trust Receipt shall be made for any registration or transfer of any Trust Receipt, but the Custodian may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of any Trust Receipt, which shall be paid by the Depositor or the transferee. Each Trust Receipt surrendered for registration of transfer shall be canceled by the Custodian. Any purchaser of a Mortgage Loan shall succeed to all the rights and obligations of the Trustee under this Custody Agreement with respect to such Mortgage Loan and the related Custodian’s Mortgage File. Any purchaser of all of the Mortgage Loans remaining subject to this Custody Agreement shall assume the Depositor’s obligation for the payment of the Custodian’s fees and expenses as described in this Custody Agreement.

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     7. On or before March 1st of each calendar year, beginning with March 1, 2008, the Custodian shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Custodian), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the Trustee, the Depositor, the Securities Administrator and Master Servicer (i) year-end audited (if available) financial statements of the Custodian and (ii) a report to the effect that such firm that attests to, and reports on, the assessment made by such asserting party pursuant to Section 8 below, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.
     8. On or prior to the Closing Date, the Custodian shall deliver to the Seller, the Trustee, the Master Servicer, the Securities Administrator and the Depositor a certification in the form of Exhibit Seven attached hereto regarding the items it will address in its assessment of compliance with the servicing criteria under this Section 8. On or before March 1st of each calendar year, beginning with March 1, 2008, the Custodian shall deliver to the Seller, the Trustee, the Master Servicer, the Securities Administrator and the Depositor a report regarding its assessment of compliance with the servicing criteria identified in Exhibit Seven attached hereto, as of and for the period ending the end of the fiscal year ending no later than December 31 of the year prior to the year of delivery of the report, with respect to asset-backed security transactions taken as a whole in which the Custodian is performing any of the servicing criteria specified in Exhibit Seven and that are backed by the same asset type backing such asset-backed securities. Each such report shall include (a) a statement of the party’s responsibility for assessing compliance with the servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB (17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time, “Regulation AB”) (§ 229.1122(d)) to assess compliance with the applicable servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party, and (d) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the applicable servicing criteria, which report shall be delivered by the Custodian as provided in this Section 8.
     9. The Custodian has not and shall not engage any subcontractor which is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.
     10. In the event that any specific Mortgage Loan document is required by the Servicer either (a) because such Mortgage Loan has been paid in full and is to be released by the Servicer to the maker of the respective Mortgage Note, or (b) to facilitate enforcement and collection procedures with respect to any Mortgage Note, the Servicer shall prepare a certificate in the form of Exhibit Two hereto (“Request for Release of Documents”) and deliver such certificate to the Custodian with a copy to the Trustee. Notwithstanding anything to the contrary herein, following receipt by the Custodian of written notice from the Trustee that the Trustee’s prior authorization shall thereafter be required for release, the Custodian shall not release to the Servicer any Custodian’s Mortgage File without the prior written authorization of the Trustee. Any Trust Receipt issued while any

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Custodian’s Mortgage File is outstanding with the Servicer shall reflect that the Custodian holds such Custodian’s Mortgage File as custodian for the Trustee pursuant to this Custody Agreement, but the Schedule of Exceptions shall specify that the Custodian has released such Custodian’s Mortgage File to the Servicer pursuant to this paragraph. All Custodian’s Mortgage Files so released to the Servicer shall be held by it in trust for the benefit of the Trustee in accordance with the Pooling and Servicing Agreement. In the case of documents released pursuant to clause (b) above, the Servicer shall return to the Custodian the Custodian’s Mortgage File when the Servicer’s need therefor in connection with such enforcement or collection procedures no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Servicer to the Custodian in the form annexed hereto as Exhibit Two, the Custodian shall thereupon reflect any such liquidation on the list of Mortgage Loans maintained by it pursuant to Paragraph 13 of this Custody Agreement.
     11. It is understood that the Custodian will charge the Seller and the Seller agrees to pay, all of the Custodian’s fees and expenses for its services under this Custody Agreement.
     12. The Trustee, with or without cause, may (i) subject to Section 4(B), require the Custodian to complete the endorsements on the Mortgage Notes, and/or (ii) upon sixty (60) days written notice, remove and discharge the Custodian, or any successor Custodian thereafter appointed, from the performance of its duties under this Custody Agreement by written notice from the Trustee to the Custodian or the successor Custodian, with a copy of such notice to the Depositor. Having given notice of such removal, the Trustee shall promptly appoint by written instrument a successor Custodian to act on behalf of the Trustee, which successor may be the Trustee or an affiliate of the Trustee. One original counterpart of such instrument shall be delivered to the Trustee, one copy shall be delivered to the Depositor and one copy shall be delivered to the successor Custodian. In the event of any such removal, upon surrender of all outstanding Trust Receipts and the payment of all compensation and reimbursement of all expenses due to the Custodian, the Custodian shall promptly transfer to the successor Custodian, as directed by the Trustee, all of the Custodian’s Mortgage Files being administered under this Custody Agreement. In the event of any such removal and discharge of the Custodian and appointment of a successor Custodian, unless such removal and discharge shall be for a material breach of this Custody Agreement, the Depositor shall not be responsible for any fees of the successor Custodian in excess of the fees formerly paid to the Custodian in respect of the Transaction. In the event of any removal and discharge of the Custodian and appointment of a successor Custodian without cause, the Seller shall be responsible for any fees of the successor Custodian in excess of the fees formerly paid to the Custodian in respect of the Transaction.
     13. The Custodian may terminate its obligations under this Custody Agreement upon at least sixty (60) days written notice to the Depositor, and the Trustee. In the event of such termination, the Depositor shall appoint a successor Custodian, subject to approval by the Trustee, whose consent shall not be unreasonably withheld. If the Depositor is unable to appoint a successor Custodian within a reasonable period of time, the Trustee shall appoint a successor Custodian. The payment of such successor Custodian’s fees and expenses shall be the sole responsibility of the Depositor. Upon such appointment and upon surrender of all outstanding Trust Receipts and the payment of all compensation and reimbursement of all expenses due to the Custodian, the Custodian

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shall promptly transfer to the successor Custodian, as directed, all Custodian’s Mortgage Files being administered under this Custody Agreement. The Custodian’s obligations hereunder shall not in any event be terminated until the Custodian’s Mortgage Files have been delivered to the successor Custodian or to the Trustee. If no successor Custodian has been appointed within sixty (60) days after the delivery of the above-referenced written notice by the Custodian to the Depositor and the Trustee, the Custodian may petition a court of competent jurisdiction to appoint a successor Custodian.
     14. Upon reasonable prior written notice to the Custodian (which, in any event, shall be at least three (3) business days’), the Trustee and Certificateholders which are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the Supervisory Agents and examiners of the Office of Thrift Supervision and the FDIC or examiners of any other federal or state banking or insurance regulatory authority and their respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodian’s Mortgage Files at the Custodian’s offices.
     15. The Custodian shall, at its own expense, maintain at all times during the existence of this Custody Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, and (c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks that act as custodian in similar transactions. A certificate of the respective insurer as to each such policy shall be furnished to the Trustee, upon request. All Custodian’s Mortgage Files shall be maintained in a fire-resistant facility.
     16. Upon the request of the Trustee or the Depositor, the Custodian shall, not later than one (1) business day after receipt of such request, provide to the Trustee, as the case may be, a list of all the Mortgage Loans for which Custodian holds a Custodian’s Mortgage File pursuant to this Custody Agreement and a list of documents missing from each Custodian’s Mortgage File. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, liquidated or repurchased since the date of this Custody Agreement.
     17. Upon the request of the Trustee and at the cost and expense of the Seller, the Custodian shall provide the Trustee with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents contained in the Custodian’s Mortgage File relating to one or more of the Mortgage Loans.
     18. By execution of this Custody Agreement, the Custodian warrants that it does not currently hold, and during the existence of this Custody Agreement shall not hold, any adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest that it may have in any Mortgage Loan as of the date hereof. Notwithstanding any other provisions of this Custody Agreement and without limiting the generality of the foregoing, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian may otherwise have against all or any part of a Custodian’s Mortgage File, Mortgage Loan or proceeds of either. The Custodian

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further represents and warrants to, and covenants that:
     (a) The Custodian is (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Custody Agreement. Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage Loan is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder;
     (b) The execution, delivery and performance of this Custody Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Custody Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or, to the best of the Custodian’s knowledge, any contract, agreement or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;
     (c) The execution and delivery of this Custody Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority, or, if such consent or approval is required, it has been obtained; and
     (d) This Custody Agreement, and each Trust Receipt issued hereunder, when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except (i) as the enforcement thereof may be limited by applicable debtor relief laws and (ii) that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.
     (e) Unless the Custodian notifies the Trustee and the Depositor in writing not less than thirty (30) days prior to any transfer of the Custodian’s Mortgage Files, such files will be held by the Custodian, in the Custodian’s sole discretion, in the State of California or the State of Utah.
     19. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the other party at the address shown on the first page hereof, or such other address as may hereafter be furnished to the other party by like notice.

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     20. Each authorized representative (an “Authorized Representative”) of the Trustee is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of the Trustee and the specimen signature for each such Authorized Representative of the Trustee initially authorized hereunder is set forth on Exhibit Three hereof. From time to time, the Trustee shall deliver to the Custodian a revised Exhibit Three, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Three received until receipt of a superseding Exhibit Three. Each Authorized Representative of the Depositor is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of the Depositor and the specimen signature for each such Authorized Representative of the Depositor initially authorized hereunder is set forth on Exhibit Four hereof. From time to time, the Seller shall deliver to the Custodian a revised Exhibit Four, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Four received until receipt of a superseding Exhibit Four. Each Authorized Representative of the Seller is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of the Seller and the specimen signature for each such Authorized Representative of the Seller initially authorized hereunder is set forth on Exhibit Five hereof. From time to time, the Seller shall deliver to the Custodian a revised Exhibit Five, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Five received until receipt of a superseding Exhibit Five. Each Authorized Representative of the Servicer, Bank of America, National Association (“Bank of America”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of Bank of America and the specimen signature for each such Authorized Representative of Bank of America initially authorized hereunder is set forth on Exhibit F-2. From time to time, Bank of America shall deliver to the Custodian a revised Exhibit F-2, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit F-2 received until receipt of a superseding Exhibit F-2. Each Authorized Representative of the Servicer, GreenPoint Mortgage Funding, Inc. (“GreenPoint”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of GreenPoint and the specimen signature for each such Authorized Representative of GreenPoint initially authorized hereunder is set forth on Exhibit Six-GreenPoint. From time to time, GreenPoint shall deliver to the Custodian a revised Exhibit Six-GreenPoint, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Six-GreenPoint received until receipt of a superseding Exhibit Six-GreenPoint. Each Authorized Representative of the Servicer, Countrywide Home Loans Servicing L.P. (“Countrywide”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of Countrywide and the specimen signature for each such Authorized Representative of Countrywide initially authorized hereunder is set forth on Exhibit Six-Countrywide. From time to time, Countrywide shall deliver to the Custodian a revised Exhibit Six-Countrywide, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Six-Countrywide received until receipt of a superseding Exhibit Six-Countrywide. Each Authorized Representative of the Servicer, ABN AMRO Mortgage Group, Inc. (“ABN AMRO”), is

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authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of ABN AMRO and the specimen signature for each such Authorized Representative of ABN AMRO initially authorized hereunder is set forth on Exhibit Six-ABN AMRO. From time to time, ABN AMRO shall deliver to the Custodian a revised Exhibit Six-ABN AMRO, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Six-ABN AMRO received until receipt of a superseding Exhibit Six-ABN AMRO. Each Authorized Representative of the Servicer, GMAC Mortgage, LLC (successor in interest to GMAC Mortgage Corporation) (“GMAC”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of GMAC and the specimen signature for each such Authorized Representative of GMAC initially authorized hereunder is set forth on Exhibit Six-GMAC. From time to time, GMAC shall deliver to the Custodian a revised Exhibit Six-GMAC, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Six-GMAC received until receipt of a superseding Exhibit Six-GMAC. Each Authorized Representative of the Servicer, PHH Mortgage Corporation (“PHH”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of PHH and the specimen signature for each such Authorized Representative of PHH initially authorized hereunder is set forth on Exhibit Six-PHH. From time to time, PHH shall deliver to the Custodian a revised Exhibit Six-PHH, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Six-PHH received until receipt of a superseding Exhibit Six-PHH. Each Authorized Representative of the Servicer, Morgan Stanley Credit Corporation (“Morgan Stanley”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of Morgan Stanley and the specimen signature for each such Authorized Representative of Morgan Stanley initially authorized hereunder is set forth on Exhibit Six-Morgan Stanley. From time to time, Morgan Stanley shall deliver to the Custodian a revised Exhibit Six-Morgan Stanley, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Six-Morgan Stanley received until receipt of a superseding Exhibit Six-Morgan Stanley. Each Authorized Representative of the Servicer, Cenlar FSB (“Cenlar”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custody Agreement on behalf of Cenlar and the specimen signature for each such Authorized Representative of Cenlar initially authorized hereunder is set forth on Exhibit Six-Cenlar. From time to time, Cenlar shall deliver to the Custodian a revised Exhibit Six-Cenlar, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit Six-Cenlar received until receipt of a superseding Exhibit Six-Cenlar.
     21. (a) The Seller shall indemnify, defend, and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, attorney fees or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against it or them hereunder or under the Pooling and Servicing Agreement or with respect to any Mortgage Loan, except for any of the foregoing incurred in connection with, or arising out of, the Custodian’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard

14

for its obligations and duties hereunder. The indemnification provided in this Section 21(a) shall survive the termination of this Custody Agreement and the resignation or removal of the Custodian hereunder.
          (b) The Seller shall indemnify, defend, and hold harmless the Trustee and each of its directors, officers, employees and agents from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, claims, costs, expenses (including attorneys’ fees and related expenses), disbursements or any and all other costs and expenses of any kind or nature whatsoever that may be incurred in connection with, or arising out of, the selection of Wells Fargo Bank, N. A. to act as Custodian thereunder. This indemnification provided in this Section 21(b) shall survive the termination of this Custody Agreement and the resignation or removal of the Custodian hereunder.
          (c) The Custodian shall indemnify and hold harmless the Seller and the Trustee and each of their directors, officers, employees and agents from and against any and all loses, liabilities, obligations, damages, penalties, actions, judgments, suits, claims, costs, expenses (including attorneys’ fees and related expenses), disbursements or any and all other costs and expenses of any kind or nature whatsoever that may be incurred in connection with, or arising out of, the Custodian’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties hereunder. In no event shall the Custodian or its directors, officers, agents or employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or any of them hereunder or in connection herewith even if advised of the possibility of such damages. This indemnification provided in this Section 21(c) shall survive the termination of this Custody Agreement and the resignation or removal of the Custodian hereunder.
     22. The duties and obligations of the Custodian shall be determined solely by the express provisions of this Custody Agreement. The Custodian shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Custody Agreement or as set forth in a written amendment to this Custody Agreement executed by the parties hereto or their successors or assigns. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder, nor shall the Custodian delegate or appoint any other person or entity to perform or carry out any of its duties, responsibilities or obligations under this Custody Agreement, without the prior written consent of the Seller. No representations, warranties, covenants (other than those expressly made by the Custodian in this Custody Agreement) or obligations of the Custodian shall be implied with respect to this Custody Agreement or the Custodian’s services hereunder. Without limiting the generality of the foregoing, the Custodian:
     (a) shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed in writing by the parties hereto and shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities;
     (b) will be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness,

15

ownership or transferability of any Mortgage Loans, and will not be required to and will not make any representations (except as expressly set forth herein) as to the validity, value or genuineness of Mortgage Loans;
     (c) shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability, unless it has been furnished with an indemnity reasonably acceptable to it;
     (d) may rely on and shall be protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document, or any security, delivered to it and believed by it to be genuine and to have been signed by the proper party or parties;
     (e) may rely on and shall be protected in acting upon the written instructions of the Depositor and such employees and representatives of the Depositor as the Depositor may hereinafter designate in writing;
     (f) may consult counsel satisfactory to it (including counsel for the Depositor or the Trustee) and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in furtherance of its duties hereunder, in accordance with the advice or opinion of such counsel;
     (g) shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of the Custodian’s own negligent performance or omission;
     (h) may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys, provided, however, that the execution of such trusts or powers by any such agents or attorneys shall not diminish, or relieve the Custodian for, responsibility therefor to the same degree as if the Custodian itself had executed such trusts or powers;
     (i) shall have no duty to ascertain whether or not any cash amount or payment has been received by the Trustee, the Seller or any third person; and
     (j) shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of expenses
     23. For the purpose of facilitating the execution of this Custody Agreement and for other purposes, this Custody Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

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     24. The Trustee shall have the right, without the consent of any party, to assign, in whole or in part, its interests under this Custody Agreement in all of the Mortgage Loans subject to the Transaction, and designate any person to exercise any rights of the Trustee, hereunder, and the assignee or designee shall accede to the rights and obligations hereunder of the Trustee with respect to such Mortgage Loans. All references to the Trustee shall be deemed to include its assignee or designee. In connection with any such assignment, the Custodian may require that arrangements reasonably satisfactory to it be made for the exchange of previously executed and outstanding Trust Receipts for a Trust Receipt representing such assignment.

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     25. This Custody Agreement shall terminate upon the earlier of (a) the repurchase of all of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, which repurchase shall be evidenced by a notice from the Trustee to the Custodian stating that beneficial ownership of the Mortgage Loans has been transferred to the Depositor or other purchaser, or (b) the final maturity date of the Certificates as evidenced by a notice from the Trustee to the Custodian, a copy of which notice shall be simultaneously delivered to the Depositor, and delivery of the Custodian’s Mortgage Files pursuant to the Trustee’s instructions.
     26. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Custody Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party or parties purportedly granting such waiver.
     27. The provisions of this Custody Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.
     28. This Custody Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Custody Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions.
     29. This Custody Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
     30. This Custody Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any party at the closing for the Transaction, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.
     31. The Depositor shall deliver to the Custodian written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of the Custodian’s Mortgage Files in the performance of the Custodian’s duties hereunder prior to any shipment of the Custodian’s Mortgage Files. The Depositor will arrange for the provision of such services at its sole cost and expense (or, at the Custodian’s option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain

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such insurance against loss or damage to the Custodian’s Mortgage Files as the Depositor deems appropriate.
     32. The exhibits to this Custody Agreement are hereby incorporated and made a part hereof and are an integral part of this Custody Agreement.
     33. For purposes of this Custody Agreement, except as otherwise expressly provided or unless the context otherwise requires:
     (a) the terms defined in this Custody Agreement have the meanings assigned to them in this Custody Agreement and the Pooling and Servicing Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;
     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;
     (c) references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Custody Agreement;
     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;
     (e) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Custody Agreement as a whole and not to any particular provision; and
     (f) the term “include” or “including” shall mean without limitation by reason of enumeration.
     34. Notwithstanding anything in this Custody Agreement to the contrary, the Custodian, in its capacity as custodian hereunder, shall not, prior to the date which is one year and one day after the termination of this Custody Agreement with respect to the Depositor or the Trustee, acquiesce, petition or otherwise invoke or cause the Depositor or the Trustee (or any assignee) to invoke the process of the court or governmental authority for the purpose of commencing or sustaining a case against the Depositor or the Trustee under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trustee or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Depositor or the Trustee.
[Signature Page to Follow]

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     IN WITNESS WHEREOF, the Depositor, the Seller, the Trustee and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.

SEQUOIA RESIDENTIAL FUNDING, INC. as Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Vice President

RWT HOLDINGS, INC., as Seller

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Elena Zheng
Name:	Elena Zheng
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

By:	/s/ Graham Oglesby
Name:	Graham Oglesby
Title:	Assistant Vice President

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EXHIBIT ONE-A
INITIAL TRUST RECEIPT
SEQUOIA MORTGAGE TRUST 2007-1
March __, 2007

To:	HSBC Bank USA, National Association, as Trustee under a Pooling and Servicing Agreement, dated as of March 1, 2007, relating to Sequoia Mortgage Trust 2007-1
     Reference is made to the Custody Agreement among Sequoia Residential Funding, Inc. (the “Depositor”), RWT Holdings, Inc. (the “Seller”), Wells Fargo Bank, N. A., as Custodian (the “Custodian”), and HSBC Bank USA, National Association, as Trustee (the “Trustee”), dated as of March 1, 2007 (the “Custody Agreement”), pursuant to which the Depositor has delivered to the Custodian, with respect to each Mortgage Loan set forth on Schedule A hereto (the “Mortgage Loan Schedule”), the documents set forth in Section 2 of the Custody Agreement.
     With respect to each Mortgage Loan listed on the Mortgage Loan Schedule and except as otherwise noted on the Schedule of Exceptions set forth on Schedule B hereto, the Custodian confirms that (1) the Custodian has received all of the documents required to be delivered to the Custodian pursuant to Paragraph 2(A)(i)-(iii), (vi) and (vii), 2(B) and 2(C) of the Custody Agreement, (2) the Custodian has reviewed each Custodian’s Mortgage File in accordance with Section 4A of the Custody Agreement, and the documents contained in each Custodian’s Mortgage File conform to the requirements set forth in Section 4A of the Custody Agreement, and (3) the Custodian has physical possession of the documents in each Custodian’s Mortgage File and will continue to hold each Custodian’s Mortgage File as bailee of and agent for, and for the sole and exclusive use and benefit of, the Trustee, until the Trustee directs the Custodian to the contrary in accordance with the Custody Agreement. The Custodian has not independently verified the validity, enforceability, sufficiency or genuineness of any document in any Custodian’s Mortgage File or any related Mortgage Loan, nor the collectibility, insurability, effectiveness or suitability of any related Mortgage Loan.
     All terms used herein and not otherwise defined herein shall have the respective meaning ascribed to such term in the Custody Agreement.

WELLS FARGO BANK, N. A., as Custodian

By:
Name:
Title:

SCHEDULE A
MORTGAGE LOAN SCHEDULE

SCHEDULE B
SCHEDULE OF EXCEPTIONS

EXHIBIT ONE-B
FINAL TRUST RECEIPT
[Date], 2007

To:	HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee under a Pooling and Servicing Agreement, dated as of March 1, 2007, relating to Sequoia Mortgage Trust 2007-1
     Reference is made to the Custody Agreement among Sequoia Residential Funding, Inc. (the “Depositor”), RWT Holdings, Inc. (the “Seller”), Wells Fargo Bank, N. A., as custodian (the “Custodian”) and HSBC Bank USA, National Association, as Trustee, dated as of March 1, 2007 (the “Custody Agreement”), pursuant to which the Depositor has delivered to the Custodian, with respect to each Mortgage Loan set forth on Schedule A hereto (the “Mortgage Loan Schedule”), the documents set forth in Section 2 of the Custody Agreement.
     With respect to each Mortgage Loan listed on the Mortgage Loan Schedule and except as otherwise noted on the Schedule of Exceptions set forth on Schedule B hereto, the Custodian confirms that (1) the Custodian has received all of the documents required to be delivered to the Custodian pursuant to Paragraph 2(A)(i)-(iii), (vi) and (vii), 2(B) and 2(C) of the Custody Agreement, (2) the Custodian has reviewed each Custodian’s Mortgage File in accordance with Section 4A and 4B of the Custody Agreement, and the documents contained in each Custodian’s Mortgage File conform to the requirements set forth in Section 4A and 4B of the Custody Agreement, and (3) the Custodian has physical possession of the documents in each Custodian’s Mortgage File and will continue to hold each Custodian’s Mortgage File as bailee of and agent for, and for the sole and exclusive use and benefit of, the Trustee, until the Trustee directs the Custodian to the contrary in accordance with the Custody Agreement. The Custodian has not independently verified the validity, enforceability, sufficiency or genuineness of any document in any Custodian’s Mortgage File or any related Mortgage Loan, nor the collectibility, insurability, effectiveness or suitability of any related Mortgage Loan.
     All terms used herein and not otherwise defined herein shall have the respective meaning ascribed to such term in the Custody Agreement.

WELLS FARGO BANK, N. A., as Custodian

By:
Name:
Title:

SCHEDULE A
MORTGAGE LOAN SCHEDULE

SCHEDULE B
SCHEDULE OF EXCEPTIONS

EXHIBIT TWO
REQUEST FOR RELEASE OF DOCUMENTS

To:	WELLS FARGO BANK, N. A., as Custodian 24 Executive Park, Suite 100 Irvine, CA 92614 Attn: Mortgage Document Custody

Re:	Custody Agreement (the “Agreement”), dated as of March 1, 2007, among Sequoia Residential Funding, Inc., as Depositor, RWT Holdings, Inc., as Seller, Wells Fargo Bank, N. A., as Custodian, and HSBC Bank USA, National Association, as Trustee
     In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the Agreement, we request the release, and hereby acknowledge receipt, of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.
Mortgage Loan Number:
Mortgagor Name, Address & Zip Code:
Reason for Requesting Documents (check one)

___	1.	Mortgage Paid in Full

___	2.	Foreclosure

___	3.	Substitution

___	4.	Other Liquidation (Repurchases, etc.)

___	5.	Nonliquidation Reason:

Address to which Custodian should
Deliver the Custodian’s Mortgage File:

By:
(authorized signer)

Issuer:
Address

Date:

Custodian
Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:

Signature	Date

Custodian’s Mortgage File returned to Custodian:

Custodian	Date

EXHIBIT THREE
AUTHORIZED OFFICERS OF THE TRUSTEE

Name	Specimen Signature

EXHIBIT FOUR
AUTHORIZED OFFICERS OF THE DEPOSITOR

Name	Specimen Signature

EXHIBIT FIVE
AUTHORIZED OFFICERS OF THE SELLER
RWT HOLDINGS, INC.

Name	Specimen Signature

EXHIBIT F-2
AUTHORIZED OFFICERS OF THE SERVICER
BANK OF AMERICA

Name	Specimen Signature

EXHIBIT SIX-GREENPOINT
AUTHORIZED OFFICERS OF THE SERVICER

Name	Specimen Signature

EXHIBIT SIX-COUNTRYWIDE
AUTHORIZED OFFICERS OF THE SERVICER

Name	Specimen Signature

EXHIBIT SIX-ABN AMRO
AUTHORIZED OFFICERS OF THE SERVICER

Name	Specimen Signature

EXHIBIT SIX-GMAC
AUTHORIZED OFFICERS OF THE SERVICER

Name	Specimen Signature

EXHIBIT SIX-PHH MORTGAGE
AUTHORIZED OFFICERS OF THE SERVICER

Name	Specimen Signature

EXHIBIT SIX-MORGAN STANLEY
AUTHORIZED OFFICERS OF THE SERVICER

Name	Specimen Signature

EXHIBIT SIX-CENLAR
AUTHORIZED OFFICERS OF THE SERVICER

Name	Specimen Signature

EXHIBIT SEVEN
FORM OF CERTIFICATION REGARDING SERVICING CRITERIA TO BE
ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE
     The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF CUSTODIAN],

Date:

By:
Name:
Title: